SCHEDULE 14A

                     SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                         Cramer Inc.
         (Name of Registrant as Specified In Its Charter)

________________________________________________________________
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction
          applies:
     _________________________________________________________________

     2)   Aggregate number of securities to which transaction
          applies:
     _________________________________________________________________

     3)   Per unit price or other underlying value of transaction
          computed pursuant to Exchange Act Rule 0-11 (set forth
          the amount on which the filing fee is calculated and
          state how it was determined):
     _________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:
     _________________________________________________________________

[X]   Fee paid previously with preliminary materials.
[ ]   Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1)  Amount Previously Paid:
  ______________________________________________________________

  2)  Form, Schedule or Registration Statement No.:
  ______________________________________________________________

  3)  Filing Party:
  ______________________________________________________________

  4)  Date Filed:
  ______________________________________________________________

                           CRAMER, INC.
                         625 Adams Street
                    Kansas City, Kansas  66105

_________________________________________________________________

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           May 20, 1997
_________________________________________________________________

The Annual Meeting of Shareholders of Cramer, Inc. will be held at the Cramer corporate headquarters, 625 Adams Street, Kansas
City, Kansas 66105, on the 20th day of May, 1997 at 2:30 p.m.
(local time) for the following purposes:

     1. To elect three directors to serve until the next annual meeting of shareholders and until their respective successors shall have been elected and shall have qualified.

     2.   To ratify the appointment of Deloitte & Touche, L.L.P.
          as independent auditors of the Company for the fiscal year commencing January 1, 1997.

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

The transfer books will not be closed. Only shareholders of record as of the close of business on April 15, 1997 are entitled to notice of and to vote at the meeting.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              /s/ Gary A. Rubin
                              Gary A. Rubin, Secretary

Kansas City, Kansas
April 21, 1997


If you do not expect to be present at the meeting, please complete, date and sign the enclosed proxy and return it promptly in the enclosed, stamped envelope.

     Cramer, Inc.
     625 Adams Street
     Kansas City, Kansas  66105


                         PROXY STATEMENT

                  ANNUAL MEETING OF SHAREHOLDERS

                           May 20, 1997


The accompanying form of proxy is solicited by the Board of Directors of Cramer, Inc., a Kansas corporation, for use only at the annual meeting of shareholders to be held at the Company's corporate headquarters, 625 Adams Street, Kansas City, Kansas 66105, on the 20th day of May, 1997, at 2:30 p.m. (local time), or any adjournments thereof. This Proxy Statement and form of proxy are being mailed to shareholders commencing approximately April 21, 1997.

Properly executed and dated proxies received prior to the meeting will be voted in accordance with the instructions thereon. If no instructions are given on the proxy with respect to the matters to be acted upon, the shares represented by proxy will be voted for the nominees for director designated on the proxy and for approval of the auditors of the Company.

The Board of Directors may use the services of the Company's directors, officers and other employees to solicit proxies personally or by telephone and may request brokers, fiduciaries, custodians and nominees to send proxies, proxy statements and other material to their principals and reimburse them for their out-of-pocket expenses in so doing. The cost of solicitation of proxies shall be borne by the Company. A shareholder may revoke his proxy at any time before the meeting by executing a proxy with a later date, by giving written notice to the secretary of the Company prior to the meeting, or by attending the meeting and voting in person. Mere attendance at the meeting will not constitute revocation of a proxy.

On April 15, 1997, the record date for determining shareholders entitled to notice of and to vote at the meeting, the Company had issued and outstanding 3,840,650 shares of common stock, each of which is entitled to one vote on each matter to be voted on at the meeting.

The affirmative vote of a plurality of the shares voting is required to elect each director. The shareholders have cumulative voting rights in electing directors. Under cumulative voting, each shareholder has the right to as many votes as shall equal the number of shares of stock owned by him/her times the number of directors to be elected. A shareholder may cast all of his/her votes for a single nominee or may distribute them among two or more of the nominees as seen fit.

The affirmative vote of a majority of the shares voting is required for approval of the appointment of the independent auditors. An abstention will not be counted as a negative vote.

                  SECURITY OWNERSHIP OF CERTAIN
                 BENEFICIAL OWNERS AND MANAGEMENT



The following table sets forth the ownership of the Company's common stock by each person known to the Company to be the beneficial owner of more than 5% of its outstanding common stock, by individual directors and nominees for director of the Company, and by the officers and directors of the Company as a group:

                                            Amount and
                                             Nature of   Percent
Title of         Name and Address           Beneficial      of
 Class         of Beneficial Owner          Ownership(a) Class(h)

Common Stock   Rotherwood Corporation(b)     2,081,236      53.9%
               1400 Northland Plaza
               3800 W. 80th Street
               Bloomington, MN  55431

Common Stock   James L. Marvin(c)            300,000        7.8%
               Suite 203
               155 West Lake Avenue
               Colorado Springs, CO  80906

Common Stock   David E. Crandall(d)          125,341        3.2%
               8222 Douglas Avenue
               Suite 660
               Dallas, TX  75225

Common Stock   James R. Zicarelli(e)               0         0%
               1400 Northland Plaza
               3800 W. 80th Street
               Bloomington, MN  55431

Common stock   Mr. James E. Workman(f)       30,000         0.8%
               2245 Rockingham Drive
               Troy, OH  45373

All Officers and Directors
as a Group (6 persons)                       175,341(g)     4.5%

(a) Represents shares over which the designated individual has sole investment and voting power.

(b) Rotherwood Corporation may be deemed a "parent" of the Company by virtue of its percentage of stock ownership.

(c) Consists of 300,000 shares of common stock which are held by Foothills Company, an affiliate of Mr. Marvin.

(d)  Mr. Crandall is a Director of the Company.

(e) Mr. Zicarelli is a Director, Chairman and CEO of the Company and an Officer of Rotherwood Corporation

(f) Mr. Workman is a Director of the Company and an employee of Rotherwood Corporation.

(g) Includes options to purchase 20,000 shares of common stock, which can be immediately exercised.

(h)  Percentage based on common and common equivalent shares.

                    I.  ELECTION OF DIRECTORS

It is proposed that a Board of three (3) directors be elected, to hold office until the next annual meeting of shareholders and until their respective successors are elected and qualified. It is intended that the accompanying form of proxy will be voted FOR the election of the three nominees set forth below unless direction to the contrary is given. In the event any such nominee is unable or declines to serve, the proxy may be voted for the election of another person in his/her place. The Board of Directors knows of no reason to anticipate that any such nominee will be unable to serve or will decline to serve.

The nominees for election to the Board of Directors are as follows:

                                                  Year First
                                                    Named
Name                Age  Principal Occupation     Director

David E. Crandall   53   Chairman and Founder
                         of PPA Industries             1992
James R. Zicarelli  44   President of Rotherwood
                         Corporation, the Company's
                         majority owner and CEO
                         of the Company                1992
James E. Workman    47   President, Workman
                         Consulting International
                         and an employee of
                         Rotherwood Corporation        1994

During the fiscal year ended December 31, 1996, four meetings of the Board of Directors of the Company were held.

The Company's Board of Directors serves as the Audit Committee. The functions performed by the Board as Audit Committee include review of significant financial information of the Company, review of the scope of the audit and oversight of the audit function, and recommendation of the appointment of the independent auditors of the Company.

The Directors of the Company serve the same function as a Compensation Committee. The purpose of the committee is to establish the compensation of the executive officers of the Company.

No director missed any meetings of the Board of Directors in 1996.



EXECUTIVE COMPENSATION

Board member James Zicarelli serves as the Company's CEO.  Mr.
Zicarelli is an employee of Rotherwood Corporation and does not receive any compensation from the Company for serving as CEO.
Mr. Zicarelli's compensation from Rotherwood is not specifically related to Cramer's performance or the time spent by him in Cramer management. However, the Company paid certain management fees to Rotherwood in 1995 and 1996. See Section 12 of the Company's annual report on Form 10-KSB being sent to shareholders with this proxy for further discussion of Cramer's transactions with Rotherwood. None of the Company's other executive officers' compensation exceeded $100,000 in 1996.



COMPENSATION OF DIRECTORS

Mr. Crandall receives compensation of $1,000 per Board meeting and is reimbursed for his expenses for attending Board meetings. Mr. Workman is reimbursed his expenses for attending Board meetings.



CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

By virtue of its 54% ownership of the Company's common stock, Rotherwood Corporation (Rotherwood) may be deemed a "parent" of the Company. In order to provide needed capital during 1995, the Company issued 1,100,000 shares of common stock to Rotherwood upon exercise of stock options. The option exercise price was $0.20 per share. See Note 5 to the 1996 Financial Statements incorporated by reference herein.

Mr. James Zicarelli, Chairman of the Company's Board of Directors, has served as the Company's CEO since February 1995. Mr. Zicarelli is an employee of Rotherwood. In 1995, Cramer began paying fees to Rotherwood for management services including those provided by Mr. Zicarelli. In 1995 and 1996, the Company also paid fees to other affiliates of Rotherwood for consultation and assistance provided in the area of Human Resources and Labor Relations. In 1995 and 1996, certain employees of Cramer provided operating and financial consulting services to other subsidiaries of Rotherwood in return for fees paid to the Company. Total amounts charged for the foregoing services were:


                                          1996           1995
Paid by the Company to Rotherwood
  and its affiliates                    $102,000       $41,000
Paid to the Company by Rotherwood
  and its affiliates                    $ 56,000       $20,000

The Company believes that the amounts charged for services provided or received were not less favorable than those charged by third parties.

The company participates in a combined Rotherwood credit facility with Mark Twain Bank (see Management's Discussion and
Analysis and Note 3 to the 1996 Financial Statements incorporated by reference herein).

               EXECUTIVE OFFICERS OF THE COMPANY


Name                     Title         Age  Year First Elected
                                                Officer

James R. Zicarelli       CEO            44        1995
David C. Mettlach   Vice President,
                    Special Markets     43        1992
Gary A. Rubin       Vice President,
                    Finance, CFO,
                    Secretary &
                    Treasurer           39        1995
James Lockley       Vice President,
                    Sales & Marketing   46        1996
George D. Kruse     Vice President,
                    Operations          53        1996

No family relationship exists between any directors or executive officers of the Company.

Based on its review of Forms 3 and 4 and amendments thereto furnished to the Company under Rule 16a-3(d) of the Securities and Exchange Commission during the fiscal year ended
December 31, 1996, and any Forms 5 and amendments thereto furnished to the Company with respect to the 1996 fiscal year, the Company is not aware of any person who, at any time during the 1996 fiscal year, was a director, officer or beneficial owner of more than ten percent of the Company's common stock and who failed to file on a timely basis, as disclosed in such Forms, the reports required by Section 16(a) of the Securities Exchange Act of 1934 during the 1996 fiscal year or prior years.



            II.  APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed the firm of Deloitte & Touche L.L.P. as independent auditors of the Company for the fiscal year commencing January 1, 1997. Shareholders are requested to signify their approval or disapproval of this appointment; however, the vote of the shareholders will be advisory only.

The financial statements of the Company for the fiscal years ended December 31, 1996 and 1995 were audited by Ernst &
Young, certified public accountants.

Representatives of Deloitte & Touche L.L.P. are expected to be present at the annual meeting and are expected to be available to respond to appropriate questions.

The Company's former auditors, Ernst & Young L.L.P., were dismissed at the recommendation of the Audit Committee on March 31, 1997. Ernst & Young's opinion on the Company's 1996 and 1995 financial statements was unqualified. There were no disagreements between the Company and Ernst & Young on matters of accounting principal or practices, financial statement disclosure or auditing scope or procedure.

                      III. OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors knows of no other business which will be presented at the meeting. If any other matters should be properly brought before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote on such matters in accordance with their best judgment.



                   PROPOSALS OF SHAREHOLDERS

Proposals of shareholders for the annual meeting of shareholders of the Company in 1998 must be received by the Company for inclusion in its Proxy Statement and form of proxy related to that meeting by December 31, 1997.



                         ANNUAL REPORT

A copy of the Company's annual report on Form 10-KSB is being mailed to shareholders concurrently with this Proxy Statement.

                         BY ORDER OF THE BOARD OF DIRECTORS



                         /s/ Gary A. Rubin
                         Gary A. Rubin, Secretary
                         April 21, 1997



      DOCUMENTS AND INFORMATION INCORPORATED BY REFERENCE

The financial statements of the Company for the fiscal years ended December 31, 1996 and 1995, together with the auditor's report thereon, meeting the requirements of Item 310 of Regulation S-B of the Securities and Exchange Commission, and Management's Discussion and Analysis of Financial Condition and Results of Operations, are included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996 being sent to shareholders with this Proxy Statement and are incorporated in this Proxy Statement by reference.